UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 12, 2022

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 12, 2022, Chicago Rivet & Machine Co. (the “Company”) entered into a Purchase and Sale Agreement (the “PSA”) with Frontenac Properties LLC (the “Purchaser”) pursuant to which the Company has agreed, subject to the terms and conditions of the PSA, to sell its facility in Naperville, Illinois, in which the Company headquarters and warehouse space are located, to the Purchaser.  The sale price for the property is $5,350,000 subject to certain adjustments as provided in the PSA.  Consummation of the transaction is subject to inspection, title and other contingencies.   Concurrently with the closing under the PSA, the Company and Purchaser are expected to enter into a lease agreement (the “Lease”) pursuant to which the Company will lease the warehouse portion of the Naperville facility from the Purchaser until December 31, 2022 and the office portion until June 30, 2023.  The monthly rent will be $12,500 for the period from the closing until December 31, 2022 and $8,500 for the period between December 31, 2022 and June 30, 2023.

This document contains certain "forward-looking statements" which are inherently subject to risks and uncertainties that may cause actual events to differ materially from those discussed herein.  Factors which may cause such differences in events include, those disclosed under "Risk Factors" in our Annual Report on Form 10-K and in the other filings we make with the United States Securities and Exchange Commission.  These factors, include among other things: the risk that the contingencies to the consummation of the transaction contemplated by the PSA may not be satisfied, the risk that the PSA may be terminated and the risk that the Company may otherwise be unable to sell its headquarters and warehouse facility on terms acceptable to the Company or at all.  Many of these factors are beyond our ability to control or predict.  Readers are cautioned not to place undue reliance on these forward-looking statements.  We undertake no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

By: /s/ Michael J. Bourg
Date: August 17, 2022	Michael J. Bourg
President and Treasurer